UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): May 24, 2010
APARTMENT INVESTMENT AND MANAGEMENT COMPANY
(Exact Name of Registrant as Specified in Its Charter)

Maryland	1-13232	84-1259577
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)
AIMCO PROPERTIES, L.P.
(exact name of registrant as specified in its charter)

Delaware	0-24497	84-1275621
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation or organization)	File Number)	Identification No.)

4582 SOUTH ULSTER STREET PARKWAY
SUITE 1100, DENVER, CO	80237
(Address of Principal Executive Offices)	(ZIP Code)
Registrant’s Telephone Number, Including Area Code: (303) 757-8101

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:
☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
     On May 24, 2010, Apartment Investment and Management Company (the “Company”) and AIMCO Properties, L.P. entered into Equity Distribution Agreements with each of KeyBanc Capital Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Securities, LLC, to sell up to 7,000,000 shares (the “Securities”) of the Company’s Class A common stock, par value $.01 per share, from time to time through an “at the market” equity offering program under which KeyBanc Capital Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Securities, LLC will act as sales agents (the “Sales Agents”).
     Pursuant to the Equity Distribution Agreements, the Securities may be offered and sold through any of the Sales Agents in transactions that are deemed to be “at the market” offerings as defined in Rule 415 of the Securities Act of 1933, as amended, including sales made directly on the New York Stock Exchange, as well as in privately negotiated transactions. The Equity Distribution Agreements provide that each Sales Agent will be entitled to compensation equal to 2.00% of the gross sales price of the Securities sold through such Sales Agent from time to time under the applicable Equity Distribution Agreement. We may also sell shares of Class A common stock to a Sales Agent as principal for its own account at a price agreed upon at the time of sale. The Company has no obligation to sell any of the Securities under the Equity Distribution Agreements, and may at any time suspend solicitation and offers under the Equity Distribution Agreements.
     The Securities will be issued pursuant to the Company’s shelf registration statement on Form S-3 (File No. 333-150341-01). The Company filed a prospectus supplement, dated May 24, 2010 with the Securities and Exchange Commission in connection with the offer and sale of the Securities.
     The Sales Agents and their affiliates have provided, and may in the future provide, various investment banking, commercial banking, fiduciary and advisory services to us from time to time for which they have received, and may in the future receive, customary fees and expenses. In addition, affiliates of Merrill Lynch, Pierce, Fenner & Smith Incorporated are acting as administrative agent and swing line lender, and affiliates of KeyBanc Capital Markets Inc. are acting as syndication agent, under the Company’s senior secured credit facility. Affiliates of KeyBanc Capital Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Securities, LLC are also lenders under the Company’s senior secured credit facility. To the extent any proceeds from the sale of the Securities are used to reduce amounts outstanding under the Company’s senior secured credit facility, such affiliates will receive a pro rata portion of such proceeds.
     Copies of the Equity Distribution Agreements are attached as Exhibits 1.1, 1.2 and 1.3 to this Current Report on Form 8-K, and are incorporated by reference herein.
Item 8.01. Other Events.
     On May 24, 2010, the Company issued a press release announcing that it had created an “at the market” equity offering program. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
     The agreements included as exhibits to this Current Report on Form 8-K contain representations and warranties by the Company. These representations and warranties were made solely for the benefit of the other party to the applicable agreement and:

▪	were not intended to be treated as categorical statements of fact, but rather as a way of allocating the risk to one of the parties if those statements prove to be inaccurate;

▪	may have been qualified in such agreement by disclosures that were made to the other party in connection with the negotiation of the applicable agreement;

▪	may apply contract standards of “materiality” that are different from “materiality” under the applicable securities laws; and

▪	were made only as of the date of the applicable agreement or such other date or dates as may be specified in the agreement.
     Accordingly, these representations and warranties may not describe the actual state of affairs as of the date they were made or at any other time. The Company acknowledges that, notwithstanding the inclusion of the foregoing cautionary statements, it is responsible for considering whether additional specific disclosures of material information regarding material contractual provisions are required to make the statements in this Current Report on Form 8-K not misleading.

Exhibit No.	Description

1.1	Equity Distribution Agreement, dated May 24, 2010, among Apartment Investment and Management Company, AIMCO Properties, L.P. and KeyBanc Capital Markets Inc.

1.2	Equity Distribution Agreement, dated May 24, 2010, among Apartment Investment and Management Company, AIMCO Properties, L.P. and Merrill Lynch, Pierce, Fenner & Smith Incorporated

1.3	Equity Distribution Agreement, dated May 24, 2010, among Apartment Investment and Management Company, AIMCO Properties, L.P. and Wells Fargo Securities, LLC

5.1	Opinion of DLA Piper LLP (US)

8.1	Tax Opinion of Skadden, Arps, Slate, Meagher & Flom LLP

23.1	Consent of DLA Piper LLP (US) (included in Exhibit 5.1)

23.2	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included in Exhibit 8.1)

99.1	Press release issued by Apartment Investment and Management Company on May 24, 2010

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APARTMENT INVESTMENT AND MANAGEMENT COMPANY
Date: May 24, 2010	By:	/s/ Ernest M. Freedman
		Name:	Ernest M. Freedman
		Title:	Executive Vice President and Chief Financial Officer

AIMCO PROPERTIES, L.P. By: Aimco-GP, Inc. its General Partner
Date: May 24, 2010	By:	/s/ Ernest M. Freedman
		Name:	Ernest M. Freedman
		Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

1.1	Equity Distribution Agreement, dated May 24, 2010, among Apartment Investment and Management Company, AIMCO Properties, L.P. and KeyBanc Capital Markets Inc.

1.2	Equity Distribution Agreement, dated May 24, 2010, among Apartment Investment and Management Company, AIMCO Properties, L.P. and Merrill Lynch, Pierce, Fenner & Smith Incorporated

1.3	Equity Distribution Agreement, dated May 24, 2010, among Apartment Investment and Management Company, AIMCO Properties, L.P. and Wells Fargo Securities, LLC

5.1	Opinion of DLA Piper LLP (US)

8.1	Tax Opinion of Skadden, Arps, Slate, Meagher & Flom LLP

23.1	Consent of DLA Piper LLP (US) (included in Exhibit 5.1)

23.2	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included in Exhibit 8.1)

99.1	Press release issued by Apartment Investment and Management Company on May 24, 2010